AMENDMENT NO. 1
                           Dated as of July 1, 2001

                                      to

                        POOLING AND SERVICING AGREEMENT
                           Dated as of July 1, 2000

                                     among

                      GREENWICH CAPITAL ACCEPTANCE, INC.,
                                   Depositor

                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
                                    Seller

                         COUNTRYWIDE HOME LOANS, INC.
                        ABN AMRO MORTGAGE GROUP, INC.,
                                   Servicers

                                      and

                  BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                    Trustee

                    --------------------------------------

                     HarborView Mortgage Loan Trust 2000-1

            Mortgage Loan Pass-Through Certificates, Series 2000-1

     This AMENDMENT NO. 1, dated as of July 1, 2001 (the "Amendment"), to the Pooling and Servicing Agreement, dated as of July 1, 2000 (the "Original PSA"), among GREENWICH CAPITAL ACCEPTANCE, INC., as depositor (the "Depositor"), GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as seller (the "Seller"), COUNTRYWIDE HOME LOANS, INC. and ABN AMRO MORTGAGE GROUP, INC., as servicers (each, a "Servicer" and, collectively, the "Servicers"), and BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as trustee (the "Trustee").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, the Depositor, the Seller, the Servicers and the Trustee have heretofore entered into the Original PSA; and

     WHEREAS, the Depositor, the Seller, the Servicers and the Trustee desire to amend the Original PSA to provide for a call option with respect to the Class B-1 Certificates; and

     WHEREAS, CEDE & Co., the nominee of The Depository Trust Company, as Holder of all of the Class B-1 Certificates, acting at the direction of Nationwide Life Insurance Company, the beneficial owner of all of the Class B-1 Certificates, has indicated its consent to this Amendment as evidenced by the signature of its authorized officer appearing below; and

     WHEREAS, the Depositor has delivered to each Servicer and the Trustee the opinion of Brown & Wood LLP that (a) the terms of this Amendment will not result in the imposition of a tax on any REMIC created under the Original PSA pursuant to the REMIC Provisions or cause any REMIC created thereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding and
(b) this Amendment is being made in accordance with the terms of Section 12.01 of the Original PSA.

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Defined Terms.

     For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Original PSA.

     SECTION 2. Amending Provisions.

     Subsection 2.1. The second paragraph of the Preliminary Statement of the Original PSA is hereby amended and restated as follows:

          "For federal income tax purposes, the Trust Fund (exclusive of the Additional Collateral, the Senior Call Option, the Senior Put Option and the Class B-1 Call Option) will consist of two REMICs, the Lower Tier REMIC and the Upper Tier REMIC. The Lower Tier REMIC will consist of all of the assets constituting the Trust Fund (exclusive of the Additional Collateral, the

     Senior Call Option, the Senior Put Option and the Class B-1 Call Option) and will be evidenced by the Lower Tier REMIC Regular Interests (which will be uncertificated and will represent the "regular interests" in the Lower Tier REMIC) and the R-1 Interest as the single "residual interest" in the Lower Tier REMIC. The Trustee will hold the Lower Tier REMIC regular interests."

     Subsection 2.2. Section 1.01 of the Original PSA is hereby amended by adding the following definitions:

          "'Class B-1 Call Option': The option of the Class B-1 Call Option Holder to require each of the Class B-1 Certificateholders to sell their Class B-1 Certificates to the Class B-1 Call Option Holder on the Class B-1 Call Option Date, which option is exercisable by the Class B-1 Call Option Holder during the Class B-1 Call Option Period."

          "'Class B-1 Call Option Agreement': The Class B-1 Call Option Agreement, dated as of the date hereof, between the Class B-1 Call Option Holder and the Trustee."

          "'Class B-1 Call Option Date': The Distribution Date in May 2005."

          "'Class B-1 Call Option Determination Date': The Distribution Date Date in March 2005."

          "'Class B-1 Call Option Holder': Greenwich Capital Markets, Inc."

          "'Class B-1 Call Option Period': As to any Class B-1 Certificate, the five (5) Business Day period ending at 5:00 p.m. New York City time on the Class B-1 Call Option Determination Date."

          "'Class B-1 Call Option Purchase Price': With respect to each Class B-1 Certificate, the sum of (a) 100% of the outstanding Certificate Balance of such Certificate on the Class B-1 Call Option Date (after giving effect to any principal distributions otherwise made on such date) plus (b) accrued and unpaid interest thereon at the applicable Pass-Through Rate due on the Class B-1 Call Option Date (after giving effect to any interest distributions otherwise made on such date)."

     Subsection 2.3. The Original PSA is hereby amended by adding the following new Section 8.18:

     "SECTION 8.18. Class B-1 Call Option.

          (a) During the Class B-1 Call Option Period, the Class B-1 Call Option Holder may exercise the Class B-1 Call Option by written notice to the Trustee. Notwithstanding anything to the contrary herein, the Class B-1 Call Option Holder may exercise the Class B-1 Call Option with respect to all, but not less than all, of the Class B-1 Certificates.

          (b) The Trustee shall give notice to each Holder of a Class B-1 Certificate of the exercise of the Class B-1 Call Option in a manner consistent with the notification requirements of Section 10.01(b).

          (c) One (1) Business Day prior to the Distribution Date on which the purchase of the Class B-1 Certificates is scheduled to occur after the Class B-1 Call Option Holder has given notice of its exercise of the Class B-1 Call Option, the Class B-1 Call Option Holder shall deposit into the Distribution Account (by wire transfer in immediately available funds to the Trustee) the Class B-1 Call Option Purchase Price for each of the Class B-1 Certificates.

          (d) If the Class B-1 Call Option has been exercised, the Trustee shall, on the Class B-1 Call Option Date, withdraw the Class B-1 Call Option Purchase Price for each of the Class B-1 Certificates and distribute it to the Class B-1 Certificateholders by wire transfer in immediately available funds for the account of each such Certificateholder, or by any other means of payment as specified by such Certificateholder and at the address of such Holder appearing in the Certificate Register, provided that such payment shall only be made after presentation and surrender of the Certificate if the Certificates are no longer held in book-entry form.

          (e) With respect to each Book-Entry Certificate for which the Class B-1 Call Option Holder has exercised the Class B-1 Call Option and deposited the aggregate Class B-1 Call Option Purchase Price into the Distribution Account on the Business Day immediately preceding the Class B-1 Call Option Date, the transfer of the Ownership Interest in such Book-Entry Certificate to the Class B-1 Call Option Holder, as Certificate Owner, shall be effected by the applicable Depository Participant (or the applicable indirect participant in the Depository, as the case may be) upon notice by the Trustee. Upon such transfer, the Certificate Owner of such Book-Entry Certificate prior to such exercise of the Class B-1 Call Option shall cease to have any Ownership Interest in such Book-Entry Certificate on or after the Class B-1 Call Option Date.

          Notwithstanding any provision herein to the contrary, with respect to the Definitive Certificates for which the Class B-1 Call Option Holder has exercised the Class B-1 Call Option and deposited the Class B-1 Call Option Purchase Price on the Business Day immediately preceding the Class B-1 Call Option Date, each Holder of such Definitive Certificate prior to such exercise of the Class B-1 Call Option shall be deemed to have surrendered such Definitive Certificate to the Certificate Registrar for transfer to the Class B-1 Call Option Holder. On the Class B-1 Call Option Date, the Trustee shall cause the Certificate Registrar to note in the Certificate Register the registration of the transfer of such Definitive Certificate to the Class B-1 Call Option Holder, and the Class B-1 Call Option Holder shall be recognized as the Record Holder of such Definitive Certificate. Each Holder of a Class B-1 Certificate is deemed, by acceptance of any such Certificate, to acknowledge and accept the provisions of this Section 8.18(e)."

     Subsection 2.4. Exhibit E [Form of Reverse of the Certificates] is hereby amended with respect to the Class B-1 Certificates by deleting the fifth full paragraph on page E-2 and replacing it with the following:

          "In the event that the Class B-1 Call Option relating to this Certificate has been exercised, on the Class B-1 Call Option Date the transfer of the Ownership Interest in this Certificate to the Class B-1 Call Option Holder, as Certificate Owner, shall be effected by the applicable Depository Participant (or the applicable indirect participant in the Depository, as the case may be) upon notice by the Trustee, pursuant to Section 8.18(e) of the Agreement. Upon such transfer, the Certificate Owner hereof prior to such exercise of the Class B-1 Call Option shall cease to have any Ownership Interest herein on or after the Class B-1 Call Option Date."

     SECTION 3. Effect of Amendment.

     Upon execution of this Amendment, the Original PSA shall be deemed to be, and shall be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Depositor, the Seller, the Servicers and the Trustee shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be part of the terms and conditions of the Original PSA for any and all purposes. Except as modified and expressly amended by this Amendment, the Original PSA is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

     SECTION 4. Binding Effect.

     The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto and the Holder and subsequent transferees of the Class B-1 Certificates.

     SECTION 5. Governing Law.

     This Amendment shall be construed in accordance with the substantive laws of the State of New York (without regard to conflict of law principles) and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such laws.

     SECTION 6. Severability of Provisions.

     If any one or more of the provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such provisions or terms shall be deemed severable from the remaining provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or terms of this Amendment.

     SECTION 7. Section Headings.

     The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     SECTION 8. Counterparts.

     This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Depositor, the Seller, the Servicers and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                 GREENWICH CAPITAL ACCEPTANCE, INC.,
                                     as Depositor



                                 By:  /s/ Frank Y. Skibo
                                      ----------------------------------------
                                       Name:  Frank Y. Skibo
                                              --------------------------------
                                       Title: Senior Vice President
                                              --------------------------------


                                 GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
                                     as Seller



                                 By: /s/ Frank Y. Skibo
                                     -----------------------------------------
                                     Name:  Frank Y. Skibo
                                            ----------------------------------
                                     Title: Senior Vice President
                                            ----------------------------------



                                 COUNTRYWIDE HOME LOANS, INC.,
                                     as Servicer



                                 By: /s/ Celia Coulter
                                     -----------------------------------------
                                     Name:  Celia Coulter
                                            ----------------------------------
                                     Title: Senior Vice President
                                            ----------------------------------



                                 ABN AMRO MORTGAGE GROUP, INC.,
                                     as Servicer



                                 By: /s/ Antonella Olhava
                                     -----------------------------------------
                                     Name:  Antonella Olhava
                                            ----------------------------------
                                     Title: Assistant Vice President
                                            ----------------------------------




                                 BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                     as Trustee



                                 By: /s/ Barbara Campbell
                                     -----------------------------------------
                                     Name:  Barbara Campbell
                                            ----------------------------------
                                     Title: Assistant Secretary
                                            ----------------------------------



ACCEPTED AND CONSENTED TO BY:

CEDE & CO., as nominee of

THE DEPOSITORY TRUST COMPANY

By: /s/ John L. Scheuermann
    ------------------------------------------------
    Name:  John L. Scheuermann
           -----------------------------------------
    Title: Partner
           -----------------------------------------